UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2013

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item    2.02    Results of Operations and Financial Condition.

Attached to this Current Report on Form 8-K is a copy of a letter from Inland Diversified Real Estate Trust, Inc., a Maryland corporation, to its stockholders, dated November 1, 2013. The full text of the letter is furnished in this Current Report on Form 8-K, pursuant to this Item 2.02 and Item 7.01, as Exhibit 99.1, and is incorporated herein by reference.
Item    7.01    Regulation FD Disclosure.

The information being furnished pursuant to these Item 2.02 and Item 7.01 disclosures, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in these Item 2.02 and Item 7.01 disclosures, including Exhibit 99.1, shall not be incorporated by reference into the filings of the Registrant under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item     9.01    Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Inland Diversified Real Estate Trust, Inc. letter to stockholders, dated November 1, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	November 1, 2013	By:	/s/ Steven T. Hippel
		Name:	Steven T. Hippel
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Inland Diversified Real Estate Trust, Inc. letter to stockholders, dated November 1, 2013